Exhibit 99.2 Investor Presentation First Quarter Fiscal Year 2019

Safe Harbor Statement Certain statements contained within this release are considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, the impact of changes in tariffs, adverse changes in the global economic conditions, significant volume reductions from key contract customers, significant reduction in customer order patterns, financial stability of key customers and suppliers, and availability or cost of raw materials. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company's Form 10-K filing for the fiscal year ended June 30, 2018 and other filings with the Securities and Exchange Commission. 1

Company Snapshot Headquarters: Jasper, Indiana, USA Founded: 1950 Employees: ~3,000 _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. 2

Who We Are Kimball International, Inc. creates design driven, innovative furnishings sold through our family of brands: Kimball, National, and Kimball Hospitality. Our diverse portfolio offers solutions for the workplace, learning, healing, and hospitality environments. Our values and integrity are demonstrated daily by living our Guiding Principles and creating a culture of caring that establishes us an employer of choice. “We Build Success” by establishing long-term relationships with customers, employees, suppliers, shareowners, and the communities in which we operate. We are committed to sales growth, profitability and return on capital that is among the best in each of our markets. 3

Why Invest in Us • Highest Sales in 15 Years and Strong Order Growth • Design Driven New Products Fueling Growth • Highest Return on Capital Average Relative to Competitors for the Last 12 Months • Hospitality Industry Continuing Growth • Lean Initiatives and Price Increase Offsetting Cost Increase Pressures • Capital Available for Accelerated Growth 4

Design Driven and Award Winning 5

Evolving Office Environment Driving New Products  Increased mobility/technology requires flexible work space  Promotion of healthy work environments  Shifting to more open and collaborative office layouts to   Real Estate Optimization promote teamwork 6

Office Furniture New Products 21 New Products Introduced In Fiscal Year 2018 7

Office Furniture New Products New Product Introductions and Year Over Year Growth (1) ($ in millions) Sales of new office furniture 54% products increased 30% over the prior year first quarter. New product sales approximated 25% of total office furniture sales 37% compared to 20% in the prior 33% year first quarter. 33% 33% 30% 22% 22% 21% -18% -26% -27% -28% $29 $28 $29 $36 $39 $34 $35 $43 $29 $25 $26 $36 $37 FY'16 Q1 Q2 Q3 Q4 FY'17 Q1 Q2 Q3 Q4 FY'18 Q1 Q2 Q3 Q4 FY'19 Q1 (1)      Unaudited.  New product introductions defined as those introduced in the last 3 years. 8

Order Trend Relative to Office Furniture Market 18% Without both the Price increase on April 1, prior and current 2017 pulled orders forward year price to Q3. Without this effect, increase effects, 13% estimated orders would Q4’18 orders have been up 12% in would have 11% Q3’17 and 4% in Q4’17. been up 10% approximately 8% 4%. 8% 7% 6% 6% 6% 4% 3% 3% 2% 0% 1% 3% 1% 0% -1% -1% -2% -2% -1% -5% Without the prior year price -9% increase effect, Q3’18 orders are down approximately 4%. (3) Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Kimball Int'l (excluding Hospitality vertical)(1) Office Furniture Industry (BIFMA) (2) (1) Sales and order data are not available for the Hospitality furniture industry (BIFMA industry data excludes Hospitality furniture). Therefore, to get a comparable industry comparison, sales and orders for the Hospitality vertical are excluded from the Kimball International numbers presented in this graph. (2) Calculated using monthly year over year % growth reported by BIFMA for the N.A. Commercial Furniture Market. (3) BIFMA Q1’19 computed based upon July, August, and September average. 9

US Furniture Leading Indicators US Corporate Profit After Tax   Conference Board CEOConfidence With IVA and CCA adjustment ($billion)  2018)   80 2500 70 2000 60 September 50   1500 40 Board 1000   30 20 500 10 0 0 Conference   Source: 9/1/2008 3/1/2009 9/1/2009 3/1/2010 9/1/2010 3/1/2011 9/1/2011 3/1/2012 9/1/2012 3/1/2013 9/1/2013 3/1/2014 9/1/2014 3/1/2015 9/1/2015 3/1/2016 9/1/2016 3/1/2017 9/1/2017 3/1/2018 9/1/2018 6/1/2004 6/1/2005 6/1/2006 6/1/2007 6/1/2008 6/1/2009 6/1/2010 6/1/2011 6/1/2012 6/1/2013 6/1/2014 6/1/2015 6/1/2016 6/1/2017 6/1/2018 12/1/2004 12/1/2005 12/1/2006 12/1/2007 12/1/2008 12/1/2009 12/1/2010 12/1/2011 12/1/2012 12/1/2013 12/1/2014 12/1/2015 12/1/2016 12/1/2017 Source: US Bureau of Economic Analysis (June 2018) (June Analysis Economic of US Bureau Source: BIFMA  $20,000 8.0% Architecture Billings Index 6.9% 6.4%  $15,000 5.8% 6.0% Sept. marked 2018)  $10,000 4.0%   th 3.4% the 12 month of consecutive  $5,000 1.5% 1.8% 2.0% billings growth (September  $‐ 0.0%   AIA 2014 2015 2016 2017 2018 2019   Source: BIFMA BIFMA Source: 2018) (August Actual Actual Actual Prelim Forecast Forecast Estimate Source: US Office Furniture US Ed. and Health Furniture US Total Total Growth Includes imported product 10

Hospitality Industry Growth Revenue Per Available Room (RevPAR) Growth Rates Estimated (1) 5.0% 4.0% 3.3% 3.0% 2.6% 2.0% 1.0% 0.0% 2018 2019 (1) Source PWC August 2018 Hospitality Directions 11

Financial Performance ($ in millions) $704.6 $693.0 7.9% $635.1 7.2% $600.9 6.4% FY’18 margins  $543.8 pressured by  4.8% higher  transportation,  steel and other  commodity  cost increases 1.6% FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 Net Sales Adjusted Pro Forma Operating Income from Continuing Operations Percentage of Net Sales (1) (1)      Unaudited.  Adjusted Pro Forma Operating Income from Continuing Operations.  See Appendix for Non‐GAAP reconciliation. 12

Operating Income Long Term Target: 10% Fiscal Year Quarterly 10.0% (2) 9.0% 9.1% (4) 8.0% 7.9% 7.7% 7.6% (3) 7.0% 7.2% 6.7% 6.4% 6.0% 5.3% 5.0% 4.8% 4.0% FY’18 and Q1’19  margins pressured  3.0% by higher  transportation,  2.0% steel and other  1.6% commodity cost  1.0% increases 0.0% 2014 2015 2016 2017 2018 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Adjusted Pro Forma Operating Income from Continuing Operations Percentage of Net Sales (1) _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. (2) Includes pre-tax gain of $0.4 million on sale of excess land partially offset by $0.3 million acquisition costs related to D’style. (3) Includes pre-tax gain of $1.7 million on sale of administrative building offset by $0.4 million acquisition costs related to D’style. (4) Includes pre-tax gain of $1.1 million on sale of Internet protocol addresses. 13

Financial Targets Over the Next Three to Five Years Sales Mid‐single digit organic growth annually Operating Income Margin Growth of 2X to 2.5X sales growth Operating Income Long‐Term Target 10% Effective Tax Rate 25% to 27% EPS Growth of 2X to 2.5X sales growth 14

Capital Available for Growth ($ in millions) Capital Expenditures Priorities for Capital Allocation $20.5 • Reinvestment for growth • Stock buy back offsetting dilution • Dividends comparable to peers • Acquisitions $6.6 $6.5 $5.6 • Stock buy back if excess capital $4.7 $3.7 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Trailing 4 Qtrs Fiscal Year Dividends and Share Repurchases Quarterly Dividends and Share Repurchases $6.3 $8.9 $10.3 $9.7 $6.7 $3.3 $0.1 $1.7 $0.8 $10.1 $7.7 $8.1 $8.8 $7.5 $2.2 $2.6 $2.6 $2.6 $2.6 FY'14 FY'15 FY'16 FY'17 FY'18 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Dividends Paid (1) Share Repurchases Dividends Paid (1) Share Repurchases _____________________ (1) Includes total Class A and Class B dividends paid. Note: All periods presented above are unaudited 15

Sales Growth Each Quarter ($ in millions) 18.0% $194.1 $200 $189.7 16.0% $178.6 $175.4 14.0% Highest quarterly sales  $160.9 in over 15 years at  12.0% $194.1 million 10.7% 10.0% 8.0% 8.0% $100 6.2% 6.0% 4.0% 3.1% 2.0% 1.7% 1.3% 0.0% 0.1% -1.7% -2.0% -2.5% $0 -4.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 (1)  Net Sales Year Over Year Growth(1) Organic Growth (1) (1) Unaudited. 16

Orders ($ in millions) 20.0% 17.3% 17.8% $200 16.0% 14.1% 14.6% 12.0% 8.0% 6.8% Strong broad  5.0% based order  4.0% growth in Q1'19 $100 0.0% -4.0% -7.7% -7.5% -8.0% -10.4% $167.7 $181.9 $158.7 $212.3 $197.5 $0 -12.0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Orders Received(1) Year Over Year Growth (1) Organic Growth (1) (1)      Unaudited. 17

Sales by Vertical – Good Diversification(1) ($ in millions) $56.6 43% growth or 27%  Sales growth broad  $52.3 growth excluding  based with increases  D’style acquisition in five out of six  vertical markets $43.2 $34.6 Declined 38%  $31.7 partially due to large  $30.3 projects last year $27.5 $24.4 $20.4 $18.2 $17.1 $13.2 Commercial Hospitality Healthcare Education Government Finance Q1'18 Q1'19 _____________________ (1) Unaudited. 18

Orders by Vertical(1) ($ in millions) 48% growth or 33%  $60.9 growth excluding  Order growth broad  D’style acquisition based with increases  $51.2 in five out of six  $49.1 vertical markets Declined 29%  $34.6 partially due to large  projects last year $27.8 $25.8 $21.6 $21.8 $20.2 $18.3 $17.5 $16.4 Commercial Hospitality Healthcare Education Government Finance Q1'18 Q1'19 _____________________ (1) Unaudited. 19

Gross Profit(1) 36.5% Highest in 15  years 33.9% 33.9% 32.1% Inflation, sales mix,  healthcare, and LIFO  31.1% reserve offsetting benefits  from higher volume,  savings from cost reduction  initiatives, and price  increases relative to prior  year. Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 % of Net Sales _____________________ (1) Unaudited. 20

Selling and Administrative Expenses(1) $52.2 $49.6 $48.1 $45.4 27.4% $41.5 26.8% Q2’18 includes $1.7 million gain on sale 26.2% of an administrative building. 25.8% 25.4% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 S&A S&A % of Net Sales _____________________ (1) Unaudited. 21

Adjusted Return on Capital(1) 23.2% 20.8% 20.7% 16.7% 12.1% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Adjusted Return on Capital _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. 22

Free Cash Flow(1) ($ in millions) 30 $26.5 25 20 15 $14.0 10 $7.3 5 $2.8 $2.4 0 Q2'18 Q3'18 Q4'18 Q1'19 Trailing 4 Qtrs _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. 23

David Edward Acquisition Premier designer and manufacturer of contract furniture, sold in the healthcare, corporate,  education and premium hospitality markets. Strategic Fit:  o Design driven o Speed to market o Excess capacity to expand Kimball seating, including healthcare Expanded Capabilities: o Highest quality upholstery o Integration of technical and architectural aspects of furniture design Financial: o Purchase Price will be $4.85 subject to certain post‐closing adjustments o Annual Sales of approximately $15 million primarily in North America and the Middle East  Markets o Expected to be accretive to earnings in 24 months o Expected to exceed our cost of capital in 36 months o Closing occurred on October 26th 24

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Appendix

Annual Non-GAAP Reconciliation (Unaudited) Millions $ 2014 2015 2016 2017 2018 Operating Income from Continuing Operations $1.9 $17.3 $33.5 $56.6 $51.1 Add: Spin Cost – Included in SGA $1.5 $3.2 Add (Deduct): Restructuring $5.3 $7.3 -$1.8 Adjusted Operating Income from Continuing Operations $3.4 $25.8 $40.8 $54.8 $51.1 Adjusted Operating Income from Continuing Operations as a % of Sales .6% 4.3% 6.4% 7.9% 7.2% Add: Employee Retirements – Included in SGA (1) $6.8 $3.3 Add: Other Non-operational – Included in SGA (2) -$.5 Adjusted Pro Forma Operating Income from Continuing Operations $9.7 $29.1 $40.8 $54.8 $51.1 before External Reverse Synergies Deduct: External Reverse Synergies (3) -$1.2 -$0.4 Adjusted Pro Forma Operating Income from Continuing Operations (3) $8.5 $28.7 $40.8 $54.8 $51.1 Adjusted Pro Forma Operating Income from Continuing Operations as a 1.6% 4.8% 6.4% 7.9% 7.2% % of Sales _____________________ (1) Estimated cost associated with the retirement and separation of people due to spin. Costs include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax. (2) Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY’14. (3) Adjusted pro forma operating income includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating income from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above. Note: We had formerly excluded Supplemental Employee Retirement Plan (SERP) expense from adjusted pro forma operating income. We are no longer excluding SERP because it does not have a material impact on the trend of operating income. The annual amounts of SERP expense now included in adjusted pro forma operating income are $2.6M in FY’14, and $0.6M in FY’15, $0.0 in FY’16, $1.2M in FY’17, and $1.0M in FY’18. 27

Quarterly Non-GAAP Reconciliation (Unaudited) Millions $ Q1’18 Q2’18 Q3’18 Q4’18 Q1’19 Operating Income, as reported $16.0 $12.0 $8.5 $14.6 $13.7 CEO Transition Expense $1.1 Adjusted Operating Income $16.0 $12.0 $8.5 $14.6 $14.7 Adjusted Operating Income as a % of Sales (1) 9.1% 6.7% 5.3% 7.7% 7.6% Millions $ Q1’18 Q2’18 Q3’18 Q4’18 Q1’19 Adjusted Operating Income – see non-GAAP reconciliation above $16.0 $12.0 $8.5 $14.6 $14.7 Median Effective Income Tax Rate for Trailing Four Quarters 33.4% 35.1% 33.4% 32.4% 31.3% Median Income Tax Expense $5.4 $4.2 $2.8 $4.7 $4.6 Net Operating Profit After-Tax (NOPAT) $10.6 $7.8 $5.7 $9.9 $10.1 Average Capital (Total Equity plus Interest-Bearing Total Debt) (2) $183.1 $187.0 $186.7 $189.3 $196.0 Adjusted Return on Capital (annualized) 23.2% 16.7% 12.1% 20.8% 20.7% Millions $ Q1’18 Q2’18 Q3’18 Q4’18 Q1’19 Operating Cash Flow, as reported $7.0 $8.4 $11.0 $20.5 $7.1 Total Capital Expenditures -$6.6 -$5.6 -$3.7 -$6.5 -$4.7 Free Cash Flow $0.4 $2.8 $7.3 $14.0 $2.4 (1) Adjusted operating income defined as operating income excluding CEO transition costs. (2) Includes Cash and Investments. 28